EXHIBIT 99.7


                               EXCHANGE AGREEMENT


     This Agreement, dated as of June 29, 1998, is entered into between Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), and Benbow PCS Ventures, Inc., a California corporation ("Benbow").

     WHEREAS, Adelphia holds 1,731,964 shares of Series A Redeemable Preferred Shares (the "Series A Stock") of Benbow; and

     WHEREAS, the parties wish to provide that the Series A Stock may be exchanged for shares of Common Stock, $.01 par value per share ("Arch Common Stock"), of Arch Communications Group, Inc., a Delaware corporation ("Arch"), on the terms set forth herein;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. OPTIONAL EXCHANGE. Series A Stock shall be exchangeable for Arch Common Stock as follows:

          (a) Each share of Series A Stock shall be exchangeable, to the extent Benbow can legally acquire such shares of stock, at the option of the holder thereof, at any time and from time to time on or before April 8, 2000, and without the payment of additional consideration by the holder thereof, for such number of fully paid and nonassessable shares of Arch Common Stock as is determined by dividing (i) $10.00 (the "Optional Exchange Numerator") by (ii) the Optional Exchange Price (as defined below). The "Optional Exchange Price" shall be the higher of (x) $13.00 (the "Optional Exchange Denominator") and (y) the unweighted average of the closing sale prices of the Arch Common Stock on the Nasdaq National Market for the ten trading days immediately preceding the date of exchange. In the event of a liquidation of Benbow, the right of the holders of shares of Series A Stock to exchange such shares for Arch Common Stock shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Stock.

          (b) No fractional shares of Arch Common Stock shall be delivered upon exchange of the Series A Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, Benbow shall pay cash equal to such fraction multiplied by the then effective Optional Exchange Price.

          (c) In order for a holder of Series A Stock to exchange shares of Series A Stock for shares of Arch Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Stock, at the office of the transfer agent for the Series A Stock (or at the principal office of Benbow if Benbow serves as its own transfer agent), together with written notice that such holder elects to exchange all or any number of the shares of the Series A Stock


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represented by such  certificate or  certificates.  Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Arch Common Stock to be registered. If required by Benbow, certificates surrendered for exchange shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to Benbow, duly executed by the registered holder or his, her or
its  attorney  duly  authorized  in  writing.   The  date  of  receipt  of  such
certificates and notice by the transfer agent (or by Benbow if Benbow serves as its own transfer agent) shall be the exchange date ("Optional Exchange Date"). Benbow shall, as soon as practicable after the Optional Exchange Date, deliver at such office to such holder of Series A Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Arch Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

     2. MANDATORY EXCHANGE.

          (a) On April 8, 2000, to the extent Benbow can legally acquire such shares of stock, each then outstanding Series A Preferred Share shall automatically be exchanged for such number of fully paid and nonassessable shares of Arch Common Stock as is determined by dividing (i) $10.00 (the "Mandatory Exchange Numerator") by (ii) the unweighted average of the closing sale prices of the Arch Common Stock on the Nasdaq National Market for the ten trading days immediately preceding April 8, 2000 (the "Mandatory Exchange Price").

          (b) If the closing sale price of the Arch Common Stock on the Nasdaq National Market for any twenty consecutive trading days prior to April 8, 2000 equals or exceeds $13.00 (the "Mandatory Exchange Benchmark"), each then outstanding share of Series A Stock shall, to the extent Benbow can legally acquire such shares of stock, effective as of the close of business on such twentieth trading day, automatically be exchanged for such number of fully paid and nonassessable shares of Arch Common Stock as is determined by dividing (i) the Mandatory Exchange Numerator by (ii) the unweighted average of the closing sale prices of the Arch Common Stock on the Nasdaq National Market for such twenty consecutive trading days (the "Benchmark Exchange Price").

          (c) All holders of record of shares of Series A Stock shall be given written notice of the date (the "Mandatory Exchange Date") and place designated for mandatory exchange of all such shares of Series A Stock pursuant to this
Section 2. Such notice need not be given in advance of the Mandatory Exchange Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Stock at such holder's address last shown on the records of the transfer agent for the Series A Stock (or the records of Benbow, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Stock shall surrender his, her or its certificate or certificates for all such shares to Benbow at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Arch Common Stock to which such holder is entitled pursuant to this Section 2. If so required by Benbow, certificates surrendered for exchange shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to Benbow, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Exchange Date and the surrender of the certificate or certificates


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for Series A Stock,  Benbow shall cause to be  delivered  to such holder,  or on his, her or its written order, a certificate or certificates for the number of full shares of Arch Common Stock deliverable on such exchange in accordance with the provisions hereof and cash as provided in Section 1(b) above in respect of any fraction of a share of Arch Common Stock otherwise deliverable upon such exchange.

     3.  ADJUSTMENT  PROVISIONS.  The  Optional  Exchange  Numerator,   Optional
Exchange Denominator, Mandatory Exchange Numerator and Mandatory Exchange Benchmark (each, a "Base Price") shall be subject to adjustment as follows:

          (i) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If Arch at any time or from time to time after the date of issuance of the Series A Stock (the "Issue Date") effects a subdivision of the outstanding Arch Common Stock, the Base Price then in effect immediately before such subdivision shall be proportionately decreased, and conversely, if Arch at any time or from time to time after the Issue Date combines the outstanding shares of Arch Common Stock into a smaller number of shares, the Base Price then in effect immediately before such combination shall be proportionately increased. Any adjustment under this subsection (i) shall become effective at the open of business on the date the subdivision or combination becomes effective.

          (ii) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. If Arch at any time or from time to time after the Issue Date makes, or fixes, a record date for the determination of holders of Arch Common Stock entitled to receive a dividend or other distribution payable in additional shares of Arch Common Stock, then and in each such event the Base Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the opening of business on such record date, by multiplying the Base Price then in effect by a fraction (A) the numerator of which is the total number of shares of Arch Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(B) the denominator of which shall be the total number of shares of Arch Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Arch Common Stock deliverable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Base Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Base Price shall be adjusted pursuant to this subsection
(ii) as of the time of actual payment of such dividend or distribution.

          (iii) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event Arch at any time or from time to time after the Issue Date makes, or fixes, a record date for the determination of holders of Arch Common Stock entitled to receive a dividend or other distribution payable in securities of Arch other than shares of Arch Common Stock, then and in each such event provision shall be made so that the holders of Series A Stock shall receive, upon exchange thereof, in addition to the number of shares of Arch Common Stock receivable thereupon, the amount of securities of Arch which they would have received had their Series A Stock been for Arch Common Stock on the date of such event and had they thereafter, during the


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period from the date of such event to and including the exchange date,  retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the holders of the Series A Stock.

          (iv) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. In the event that at any time or from time to time after the Issue Date, the Arch Common Stock deliverable upon the exchange of the Series A Stock is changed into the same or a different number of shares of any class or classes of shares of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
3), then and in any such event each holder of Series A Stock shall have the right thereafter to exchange such Series A Stock for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Arch Common Stock for which such shares of Series A Stock could have been exchanged immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          (v) ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any consolidation or merger of Arch with or into another corporation or the sale of all or substantially all of the assets of Arch to another corporation, each share of Series A Stock shall thereafter be exchangeable (or shall be exchanged for a security which shall be exchangeable) for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Arch Common Stock deliverable upon exchange of such Series A Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 3 set forth with respect to the rights and interest thereafter of the holders of the Series A Stock, to the end that the provisions set forth in this Section 3 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exchange of the Series A Stock.

          (vi) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Base Price or the number of shares of Arch Common Stock or other securities deliverable upon exchange of the Series A Stock, Benbow shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate, signed by its principal financial officer, showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Stock at the holder's address as shown in Benbow's books. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (A) the Base Price at the time in effect and (B) the type and amount, if any, of other property which at the time would be received upon exchange of the Series A Stock.

     4. EXCHANGE OF DIVIDENDS. Upon the exchange (whether optional or mandatory) of Series A Stock for Arch Common Stock, all accrued but unpaid Mandatory Dividends (as such term is defined in the Certificate of Determination filed with the Secretary of State of California


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to establish the Series A Stock (the "Certificate of Determination")),  together with interest thereon as provided in Section 1(a) of the Certificate of Determination, and all other declared but unpaid dividends, if any, immediately prior to such exchange shall be exchanged for Arch Common Stock at a price equal to (i) in the case of optional exchange, the Optional Exchange Price (as defined in Section 1(a) above), (ii) in the case of mandatory exchange pursuant to
Section 2(a) above, the Mandatory Exchange Price (as defined in Section 2(a) above), and (iii) in the case of mandatory exchange pursuant to Section 2(b) above, the Benchmark Exchange Price (as defined in Section 2(b) above).

     5. EFFECT OF GUARANTY. Benbow's obligations hereunder are guaranteed by Arch pursuant to a Guaranty of even date herewith. To the extent that Arch pays or performs under such Guaranty Agreement, Benbow is relieved from performing the corresponding obligations hereunder.

     6. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of Adelphia hereunder, may be assigned by Adelphia to any person or entity to which Series A Stock is transferred by Adelphia; provided that the transferee provides written notice of such assignment to Benbow.

     7. GENERAL.

          (a) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, or via a nationally recognized courier service:

     If to Benbow, 1615 Highland Avenue,  Eureka,  California 95503,  Attention:
June E. Walsh, or at such other address or addresses as may have been furnished to Adelphia in writing by Benbow, with a copy to (which shall not constitute notice) Young, Vogl, Harlick, Wilson & Simpson LLP, 425 California Street, Suite 2500, San Francisco, California 94104, Attention: David M. Wilson, Esq.

     If to Adelphia, Adelphia Building, Main at Water Street, Coudersport, Pennsylvania 16915, Attention: James P. Rigas, or at such other address or addresses as may have been furnished to Benbow in writing by Adelphia, with a copy to (which shall not constitute notice) Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street NE, Suite 2400, Atlanta, Georgia 30308, Attention:
Philip J. Marzetti, Esq.

     Notices provided in accordance with this Section 7(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          (b) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.



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          (c) AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Benbow and Adelphia. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          (g) INVESTMENT LETTER. As a condition to each exchange of Series A Stock for Arch Common Stock hereunder, Benbow shall obtain (and provide to Arch) from the person(s) receiving the Arch Common Stock upon such exchange an investment letter in the form of EXHIBIT A attached hereto.


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        Executed as of the date first written above.


                                            BENBOW PCS VENTURES, INC.



                                       By:


                                     Title:



                                            ADELPHIA COMMUNICATIONS
                                            CORPORATION


                                       By:


                                     Title: